UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2007

UNITED CAPITAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10104	04-2294493
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Park Place, Great Neck, NY		11021
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (516) 466-6464

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

The Company’s auditors for the year ended December 31, 2006 were Goldstein Golub Kessler LLP (“GGK”).  As stated in the Company’s proxy statement dated May 22, 2007, the Company annually reviews the selection of its independent auditors and has solicited bids from independent accountants to audit the Company’s financial statements for the year ended December 31, 2007.  As a result of financial and other considerations the Audit Committee has voted on November 13, 2007 to appoint Holtz Rubenstein Reminick LLP as the Company’s new independent accountants.

Pursuant to item 304(a) of Regulation S-K, the Company reports the following:

(a)        Previous Independent Accountants

(i)
On November 13, 2007, the Company retained Holtz Rubenstein Reminick LLP as its independent certified public accountants in place of GGK, who were dismissed as independent auditors of the Company effective November 13, 2007.

(ii)
The reports of GGK on the Company’s financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii)	The decision to change accountants was approved by the Audit Committee of the Board of Directors.

(iv)
In connection with the audits of the Company’s financial statements for each of the two most recent fiscal years ended December 31, 2006 and through November 13, 2007, there were no disagreements with GGK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of GGK, would have caused it to make reference to the matter in their report.

(v)	There were no “reportable events” as that term is described in Item 304 (a) (1) (v) of Regulation S-K.

(vi)
The Company has requested GGK to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of that letter, dated November 14, 2007 is filed as Exhibit 16 to this Form 8-K.

(b)        New Independent Accountants

(i)
The Company engaged Holtz Rubenstein Reminick LLP as its new independent accountants effective November 13, 2007.  During the two most recent fiscal years and through November 13, 2007, the Company has not consulted with Holtz Rubenstein Reminick LLP concerning the Company’s financial statements, including the application of accounting principles to a specified transaction (proposed or completed) or the type of audit opinion that might be rendered on the Company’s financial statements or any matter that was either the subject of a “disagreement” or “reportable event” (as such terms are defined in Item 304 of Regulation S-K) with the previous independent accountants.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(c)	EXHIBITS

EXHIBIT NO.                                DESCRIPTION

16	Letter dated November 14, 2007 from Goldstein Golub Kessler LLP related to the change in certifying accountants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED CAPITAL CORP.

Dated: November 16, 2007	By: /s/ Anthony J. Miceli
Anthony J. Miceli Vice President, Chief Financial Officer and Secretary of the Company